UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2024

Casa Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38324	75-3108867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Old River Road Andover, Massachusetts	01810
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 688-6706

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CASSQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on April 3, 2024, Casa Systems, Inc. (the “Company”) and certain of its affiliates (collectively, the “Debtors”) filed voluntary petitions under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing chapter 11 cases for the Debtors (the “Chapter 11 Cases”).

Also, as previously disclosed, on April 3, 2024, the Debtors filed the Joint Plan of Liquidation of Casa Systems, Inc. and its Debtor Affiliates (as amended, supplemented, or modified, the “Plan”).

On June 5, 2024, the Bankruptcy Court entered an order (the “Confirmation Order”) pursuant to which it confirmed the Plan. On June 7, 2024 (the “Effective Date”), the Plan became effective in accordance with its terms.

Item 1.02	Termination of a Material Definitive Agreement.

Agreements Relating to Equity Interests

On the Effective Date, pursuant to and by operation of the Plan, all agreements, instruments, and other documents evidencing, relating to or connected with any equity interests of the Company, including shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), shares of Common Stock issuable under equity awards (whether granted under the Company’s equity incentive plans or as inducement awards in accordance with Nasdaq Listing Rule 5635(c)(4)) and warrants to purchase shares of Common Stock, in each case issued and outstanding immediately prior to the Effective Date, and any rights of any holder in respect thereof, were deemed cancelled, discharged and of no force or effect.

Term Loan Credit Agreements

On the Effective Date, pursuant to and by operation of the Plan, all outstanding obligations under each of the following debt instruments were cancelled and the applicable agreements governing such obligations were terminated:

•	that certain Credit Agreement, dated as of December 20, 2016, as amended; and

•	that certain Superpriority Credit Agreement, dated as of June 15, 2023, as amended.

Item 1.03	Bankruptcy or Receivership.

On June 7, 2024, all conditions to the occurrence of the Effective Date set forth in the Plan and the Confirmation Order were satisfied and the Effective Date of the Plan occurred. On the same date, the Company filed a [Notice of Effective Date of the Plan] (the “Notice of Effective Date”) with the Bankruptcy Court. On the Effective Date, pursuant to the Plan, all of the Company’s equity interests, including shares of Common Stock, shares of Common Stock issuable under equity awards (whether granted under the Company’s equity incentive plans or as inducement awards in accordance with Nasdaq Listing Rule 5635(c)(4)) and warrants to purchase shares of Common Stock, in each case outstanding immediately prior to the Effective Date, were cancelled and discharged and are of no force and effect. A copy of the Notice of Effective Date, which includes hyperlinks to the full text of the Confirmation Order and Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, including the Confirmation Order and Plan hyperlinked therein.

Summary of the Plan

The following summary of the material terms of the Plan does not purport to be a complete description of the Plan and is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which are included as hyperlinks in the Notice of Effectiveness and incorporated herein by reference. Capitalized terms used but not defined in the following summary shall have the meanings ascribed to them in the Plan.

The Plan, as confirmed by the Bankruptcy Court, creates eight (8) classes of Claims and Interests in the Company. Holders of Allowed Claims in Class 1 (Other Secured Claims), Class 2 (Other Priority Claims), Class 3 (Term Loan Facility Claims), and Class 4 (General Unsecured Claims) are entitled to receive distributions under the Plan as set forth and subject to the limitations contained in the Plan. In addition, the Company will pay Administrative Claims, Professional Fee Claims, Priority Tax Claims, and U.S. Trustee Statutory Fees due and owing under the Plan.

Pursuant to the terms of the Plan, a Plan Administrator will be appointed on the Effective Date, who will, among other things, wind-down the affairs and operations of the Debtors and their Estates including, but not limited to preserving and liquidating the Net Distributable Assets and making distributions to Holders of Allowed Claims in accordance with the terms of the Plan. In addition, pursuant to the Plan, certain Preserved Actions Administrators will be appointed on the Effective Date who will prosecute, in their discretion, certain Preserved Actions. The Plan also implements the terms of certain settlements among various creditor constituencies, without which the Company believes recoveries to creditors would be materially reduced. Certain cash reserves have been created for purposes of funding various costs and expenses associated with the administration of the Plan and the winding down of the Debtors’ businesses and affairs.

The Plan further provides that all Claims in Class 5 (Intercompany Claims) and Class 6 (Section 510(b) Claims) and Interests in Class 7 (Existing Equity Interests) and Class 8 (Intercompany Interests) shall be canceled, released, extinguished, and of no further force or effect. Holders of such Claims and Interests shall not receive any distributions under the Plan on account of such Claims or Interests.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on April 2, 2024, the Company and certain of its subsidiaries (the “Sellers”) entered into a “stalking horse” asset purchase agreement (the “Cable Stalking Horse APA”) with Vecima Technology Inc., providing for the sale and purchase of certain assets related to the Debtors’ cable and broadband business units (the “Cable Assets”). Pursuant to the Debtors’ bidding procedures, as approved by the Bankruptcy Court on May 2, 2024 (the “Bidding Procedures”), the Cable Stalking Horse APA was subject to higher and better offers received during the Chapter 11 Cases.

On May 29, 2024, in accordance with the Bidding Procedures, the Debtors conducted an auction for the Cable Assets, which resulted in CommScope Technologies LLC (“CommScope”) being named as the successful bidder. On the same date, the Sellers and CommScope entered into an asset purchase agreement (the “Cable APA”), under which CommScope agreed, subject to the terms and conditions of the Cable APA, to purchase the Transferred Assets and assume the Assumed Liabilities (each as defined in the Cable APA) from the Sellers for $45,100,000. On June 4, 2024, the Bankruptcy Court approved the sale, and the sale was consummated by the Sellers and CommScope on June 7, 2024, thereby completing the disposition of the Transferred Assets and the assumption of the Assumed Liabilities.

The foregoing description of the Cable APA does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Cable APA, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 3.03	Material Modification to the Rights of Security Holders.

To the extent applicable to this item, the information set forth under Items 1.02, 1.03 and 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the Effective Date, pursuant to the Plan, the terms of the current members of the board of directors of the Company expired and all of the Company’s officers, including its principal executive officer, president, principal financial officer, principal accounting officer, principal operating officer and all named executive officers, were terminated from such positions.

Item 8.01	Other Events.

Deregistration of Securities

The Company intends to promptly file with the Securities and Exchange Commission (the “SEC”) post-effective amendments to its Registration Statements on Form S-1, Form S-3 and Form S-8 to deregister any registered but unsold securities under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and thereafter to file a Form 15 to suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. The Company intends to immediately cease filing any further periodic or current reports under the Exchange Act following the filing of the Form 15.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, contained in this Current Report should be considered forward-looking statements, including, but not limited to, statements regarding the Company’s Chapter 11 Cases and the transactions contemplated by the Plan, the consummation of the transactions pursuant to the Cable APA, the deregistration of the Company’s securities, the filing of the Form 15 and the Company’s cessation of filing any further periodic or current reports with the SEC. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “are optimistic,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company has based these forward-looking statements on the Company’s current expectations and assumptions about future events as of the date of this Current Report. A number of important risk factors could cause actual results to differ materially from the results described, implied or projected in these forward-looking statements, many of which are beyond the Company’s control and are difficult to predict. These factors include, without limitation, the bankruptcy process and the outcome of the Chapter 11 Cases and the transactions contemplated thereby, including pursuant to the Plan, the Company’s ability to sell any of its remaining assets; and the effect of the Chapter 11 Cases on the Company’s business prospects, financial results and business operations the transactions contemplated by the Cable APA, the Company’s financial projections and cost estimates, the effectiveness and timing of the post-effective amendments to deregister the Company’s securities, the effectiveness and timing of the Company’s cessation of obligations to file periodic and current reports pursuant to the Exchange Act, the timing or amount of any distributions, if any, to the Company’s stakeholders, as well as other factors discussed in the “Risk Factors” section of the Company’s public reports filed with the SEC, which are on file with the SEC and available in the investor relations section of the Company’s website at http://investors.casa-systems.com and on the SEC’s website at www.sec.gov. It is not possible for the Company’s management to predict all risks, nor can the Company assess the impact of all factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements that the Company may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. The Company disclaims any obligation to update publicly or revise any forward-looking statements for any reason after the date of this Current Report. Any reference to the Company’s website address in this Current Report is intended to be an inactive textual reference only and not an active hyperlink.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Notice of Effective Date

10.2	Asset Purchase Agreement, dated May 29, 2024, by and among the Company, CommScope Technologies LLC, and the other parties thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASA SYSTEMS, INC.

Date: June 7, 2024	By:	/s/ Edward Durkin
Edward Durkin Chief Financial Officer